UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

ABX AIR, INC.

(Exact name of registrant as specified in its charter)

DE	0-50368	91-1091619
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 382-5591

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2006, ABX Air, Inc. issued a press release relating to its results for the quarter ended June 30, 2006. The press release indicated that during the second quarter of 2005, the line-haul operations contributed $54.7 million in revenues, including mark-ups. However, the press release should have indicated that during the second quarter of 2005, the line-haul operations contributed $72.2 million in revenues, including mark-ups.

On August 10, 2006, ABX Air issued a corrected press release, a copy of which is attached hereto as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99	Press Release issued by ABX Air, Inc. on August 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABX AIR, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Vice President General Counsel & Secretary

Date: August 10, 2006